UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2006

Cyberonics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19806	76-0236465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Cyberonics Blvd., Houston, Texas		77058
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	2812287200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 1, 2006, Cyberonics, Inc. (the "Company") issued a press release and filed a Current Report on Form 8-K advising that, as a result of the delay in filing its Annual Report on Form 10-K for its fiscal year ended April 28, 2006, the Company had received a Staff Determination Letter from the NASDAQ Stock Market, Inc. ("NASDAQ") dated July 31, 2006. The Staff Determination Letter indicated that the Company was not in compliance with the filing requirement for continued listing set forth in Marketplace Rule 4310(c)(14), and that its securities were, therefore, subject to delisting from The NASDAQ Global Market.

On August 3, 2006, the Company requested a hearing before a NASDAQ Listing Qualifications Panel ("NASDAQ Panel") to review the NASDAQ Staff’s determination. On August 4, 2006, the Company received formal notice from NASDAQ that the delisting action had been stayed pending a written decision from the NASDAQ Panel and that the NASDAQ Panel would review the NASDAQ Staff’s determination at a hearing on September 14, 2006.

On September 8, 2006, the Company received a second Staff Determination Letter from NASDAQ. This second Staff Determination Letter indicated that the Company also fails to comply with the filing requirement for continued listing set forth in Marketplace Rule 4310(c)(14) as a result of the delay in filing its Quarterly Report on Form 10-Q for its fiscal quarter ended July 28, 2006 (the "Quarterly Report") and that its securities are, therefore, subject to delisting from The NASDAQ Global Market. This second letter advises the Company to address the delay in filing the Quarterly Report at the September 14, 2006 NASDAQ Panel hearing, and the Company does intend to address this delay at the NASDAQ Panel hearing. As previously advised, however, there can be no assurance that the NASDAQ Panel will grant the Company’s request for continued listing.

A copy of the Company’s press release related to this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 – Press Release dated September 12, 2006

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

September 12, 2006	By:	/s/ David S. Wise

Name: David S. Wise
Title: Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Cyberonics, Inc. dated as of September 12, 2006